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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (date of earliest event reported): May 22,1998



                            MANUGISTICS GROUP, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                             0-22154                    52-1469385
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)



2115 EAST JEFFERSON STREET
ROCKVILLE, MARYLAND                                                20852
(Address of principal executive offices                          (Zip Code)


                                 (301) 984-5000
              (Registrant's telephone number, including area code)

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ITEM 5.          OTHER EVENTS

         On Friday, May 22,1998 the Company issued a press release which expanded on information contained in a press release previously issued by the Company on Thursday, May 21, 1998 regarding anticipated revenues and earnings for its first fiscal quarter. A copy of the Friday, May 22, 1998 press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



ITEM 7.                   EXHIBITS

Exhibit Number

         99.2             Press Release dated May 22, 1998
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Manugistics Group, Inc.


Date: May 22, 1998           By: /s/ Peter Q. Repetti
                                 --------------------

                             Peter Q. Repetti

                             Senior Vice President and Chief Financial Officer (Principal Financial Officer and Chief
                               Accounting Officer)
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                                 EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION

99.2                            Press Release dated May 22, 1998